UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 8, 2005

(Date of earliest event reported)

NUANCE COMMUNICATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30203	94-3208477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 847-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01: OTHER EVENTS

On September 8, 2005, Nuance and ScanSoft, Inc. issued a joint press release announcing that the United States Department of Justice had granted termination of the waiting period under the Hart-Scott-Rodino Act for the proposed merger of Nuance with ScanSoft. The release also announces that the merger is presently scheduled to close on September 15, 2005, subject to satisfaction of standard closing conditions. A copy of the release is attached as Exhibit 99.1.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press release announcing termination of Hart-Scott-Rodino waiting period for merger of Nuance with ScanSoft

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 8, 2005	Nuance Communications, Inc.
(Registrant)

/s/ Douglas Clark Neilsson
Douglas Clark Neilsson
Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release announcing termination of Hart-Scott-Rodino waiting period for merger of Nuance with ScanSoft

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